EXHIBIT 31.1

SECTION 302 CERTIFICATION OF C.E.O.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Julie Smolyansky, certify that:

1.  I have reviewed this Amendment No. 1 on Form 10-Q/A to the quarterly report on Form 10-Q of Lifeway Foods, Inc.; and

2.  Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:  October 3, 2014                                                       By: /s/ Julie Smolyansky
       Julie Smolyansky
       Chief Executive Officer, President and Director